Exhibit 99.1

#507, 837 West Hastings Street
Vancouver, British Columbia
Canada V6C 3N6
www.ovtz.com

N E W S   R E L E A S E

Oculus VisionTech Reports 2022 Annual General Meeting Results

Vancouver, British Columbia - (September 15, 2022) - Oculus VisionTech Inc. (TSXV: OVT; OTCQB: OVTZ; FSE: USF1) is pleased to announce the results of its 2022 Annual General Meeting (“AGM”). The AGM was held on September 15, 2022 in Vancouver, British Columbia. All resolutions put forward at the meeting were approved by shareholders. A total of 60,059,026 common shares (65.69% of the 91,422,569 issued and outstanding shares of the Company entitled to vote as of the July 19, 2022 record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of shares voted at the AGM with respect to that agenda item.

Agenda Item 1

The detailed results of voting by ballot in respect of the election of directors were as follows:

Nominee	Votes For		Votes Withheld
Anton J. Drescher	52,854,781	(99.41%)	313,774	(0.59%)
Fabrice Helliker	52,862,225	(99.42%)	306,330	(0.58%)
Maurice Loverso	52,853,095	(99.41%)	315,460	(0.59%)
Rowland Perkins	52,855,999	(99.41%)	312,556	(0.59%)
Tom Perovic	52,943,471	(99.58%)	225,084	(0.42%)
Ron Wages	52,840,713	(99.38%)	327,842	(0.62%)

There were 6,890,471 broker non-votes with respect to the election of directors. Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had not other effect on the election of directors.

Agenda Item 2

To ratify the appointment of Davidson & Company LLP, Chartered Professional Accountants, as the Company’s independent public accounting firm for the fiscal year ending December 31, 2022. The votes cast for or against this agenda item, and the numbers of abstentions, were as follows:

For	Against	Abstain
59,902,003 (99.74%)	102,109 (0.17%)	54,914 (0.09%)

There were no broker non-votes with respect to this agenda item. Abstentions were counted for purposes of determining the presence or absence of a quorum, and abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item.

Oculus VisionTech Inc.	- 2 -	September 15, 2022
News Release – Continued

Agenda Item 3

To approve the adoption of the Company’s Omnibus Equity Incentive Compensation Plan. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For	Against	Abstain
52,069,682 (97.93%)	367,182 (0.69%)	731,691 (1.38%)

There were 6,890,471 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

Agenda Item 4

To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For	Against	Abstain
52,295,899 (98.36%)	137,447 (0.26%)	735,209 (1.38%)

There were 6,890,471 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

The detailed “Report of Voting Results” on all resolutions for the Company’s AGM is available under the Company’s profile on SEDAR, on the Company’s website, in the Company’s Current Report on Form 8-K as filed with the United States Securities and Exchange Commission available under the Company’s profile on EDGAR or upon request by contacting the Company’s Corporate Secretary at (604) 685-1017.

About Oculus VisionTech

Oculus VisionTech Inc. (OVT), www.ovtz.com, is a cloud-native development-stage technology company focused on data compliance and digital privacy solutions for business customers worldwide. With offices in San Diego, California and Vancouver, British Columbia, the Company is currently expanding its’ new ComplyTrust® www.complytrust.com, product suite which includes the ComplyScan® cloud data protection and compliance tool and Forget-Me-Yes® B2B data privacy Software-as-a-Service (SaaS) platform, optimizing CCPA, GDPR, LGPD and other regulatory compliance legislation for Salesforce organizations worldwide that provide businesses with secure data privacy tools enabling sustained and continuous global regulatory compliance of data subject rights. OVTZ’s legacy Cloud-DPS digital content protection solution implements invisible forensic watermarking technology that seamlessly embeds imperceptible tracking components into documents and video-frame content that enables tamper-proof legal auditability for intellectual property protection.

Learn more about Oculus at www.ovtz.com or follow us on Twitter (https://twitter.com/OculusVT) or Facebook (https://www.facebook.com/OculusVisionTech/)

Oculus VisionTech Inc.	- 3 -	September 15, 2022
News Release – Continued

About ComplyTrust®

ComplyTrust Inc. https://complytrust.com/, a 100% wholly-owned subsidiary of Oculus VisionTech, is specifically focused on providing enterprise organizations and individuals with secure data privacy tools that provide sustained and continuous global regulatory compliance of data subject rights. Headquartered in San Diego, California, ComplyTrust was founded by industry veteran storage technology experts and is operated by an experienced management team.

Learn more about ComplyTrust at https://complytrust.com/.

For further information, contact:

Anton Drescher
Telephone: (604) 685-1017
Fax: (604) 685-5777

Website: http://ovtz.com/

TSXV: https://money.tmx.com/en/quote/OVT/company#profile-section-company-spoke

US OTC Markets (OTCQB): https://www.otcmarkets.com/stock/OVTZ/security

Berlin Borse: https://www.boerse-berlin.com/index.php/Shares?isin=US67575Y1091

Frankfurt Borse: https://www.boerse-frankfurt.de/equity/oculus-visiontech

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

This news release contains forward-looking statements and information within the meaning of applicable securities laws (collectively, “forward-looking statements”), including the United States Private Securities Litigation Reform Act of 1995. All statements in this news release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among others, statements as to the intended uses of the proceeds received from the Offering. Often, but not always, forward-looking statements can be identified by words such as “pro forma”, “plans”, “expects”, “may”, “should”, “budget”, “schedules”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “potential” or variations of such words including negative variations thereof and phrases that refer to certain actions, events or results that may, could, would, might or will occur or be taken or achieved. Actual results could differ from those projected in any forward-looking statements due to numerous factors including risks and uncertainties relating to, among others, the change of business focus of the management of Oculus, the inability of Oculus to pursue its current business objectives, the ability of the Company to obtain any required governmental, regulatory or stock exchange approvals, permits, consents or authorizations required, including TSXV final acceptance of the Offering and any planned future activities, and obtain the financing required to carry out its planned future activities. Other factors such as general economic, market or business conditions or changes in laws, regulations and policies affecting the Company’s industry, may also adversely affect the future results or performance of the Company. These forward-looking statements are made as of the date of this news release and Oculus assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in these forward-looking statements. Although Oculus believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations, or intentions will prove to be accurate.

Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in Oculus’ periodic reports filed from time-to-time with the United States Securities Exchange Commission and Canadian securities regulators. These reports and Oculus’ public filings are available at www.sec.gov in the United States and www.sedar.com in Canada.